U.S. GOVERNMENT
SECURITIES FUND

[GRAPHIC OMITTED: PHOTO OF MILL WITH CREEK AND POND]

For Current Income

service and guidance

professional management

goals

1998
Semi-Annual Report

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]


for current
  income
    2

                                                     MAY 5, 1998
DEAR SHAREHOLDER:

STRONG U.S. ECONOMIC GROWTH, low inflation and federal budget restraint generated a bond market rally this past winter. Bond prices rose to historic highs in January while yields fell. This presented a challenge for investors seeking a steady stream of current income from high quality bonds.

     U.S. Government Securities Fund provided a total return of +3.06% (for Class A shares with distributions reinvested at net asset value) for the six months ended April 30, 1998. This was less than the return of your Fund's benchmark, the unmanaged Lehman Brothers Government Bond Index, as shown below.

     Your Fund's short-term results were affected by three things:

(bullet) A strategic focus on income rather than maximizing price appreciation;

(bullet) Increased mortgage refinancing activity, which reduced the value of some of your Fund's holdings of Government National Mortgage Association (GNMA) bonds; and,

(bullet) A weighting in U.S. Treasury bonds that was substantially less than that of the Lehman Brothers Government Bond Index.

BOND PRICES ROSE TO HISTORIC HIGHS THIS PAST WINTER WHILE YIELDS FELL. THIS PRESENTED A CHALLENGE FOR INVESTORS SEEKING A STEADY STREAM OF CURRENT INCOME FROM HIGH QUALITY BONDS.

     During the first half of fiscal 1998, the majority of your Fund's net assets were invested in GNMAs. These securities provided higher income but rose less in value than U.S. Treasury bonds with comparable maturities.

     Back in October, the U.S. unemployment rate was at its lowest level in a generation while job growth was robust. We were concerned that increased demand for skilled workers and increased consumer confidence would be precursors to higher inflation. In addition, the yield curve contracted. That is, the potential income advantage of purchasing long-term bonds as opposed to short-term securities narrowed.


CUMULATIVE RETURN

                                                       SIX MONTHS ENDED
                                                        APRIL 30, 1998

U.S. Government Securities Fund A Class                     +3.06%
Lehman Brothers Government Bond Index                       +3.56%
Lipper General U.S. Government Fund Average (193 funds)     +3.17%
U.S. Consumer Price Index (Inflation)                       +0.77%

Performance shown above is based on net asset value and assumes reinvestment of all distributions. For Fund performance and expense information for all classes, see page 7. The Lehman Brothers Government Bond Index is an unmanaged composite of several types of U.S. government securities and assumes no fees or expenses. Past performance does not guarantee future results.

for current
  income
    3

     Given this environment, your Fund's portfolio manager, Mark L. Simenstad, took a defensive approach. We believed that keeping the average weighted maturity of the Fund's holdings to about nine years - an intermediate focus - offered investors attractive income potential with less potential risk to principal from changes in interest rates. We achieved this through a barbell approach as explained on page 5.

income

     For investors in U.S. government securities, economic and fiscal developments since autumn have been better than anyone could have reasonably expected. The annual rate of inflation dropped from 2.1% in October to less than 1.4% in April, even as the nation's annual economic growth rate increased from 3.7% to 4.2% during the same period (as measured by Gross Domestic Product).

     In addition, for the first time since 1969, the federal government is likely to report a budget surplus, thanks primarily to changes in tax policy and the strong U.S. economy. This has bolstered confidence in America's debt around the globe, especially along the recession-plagued Pacific Rim, where U.S. government bonds are seen as a stable alternative to their own countries' public and private debt.

[GRAPHIC OMITTED: PHOTO OF MILL WITH CREEK AND POND]

     Still, we do not believe we can write an obituary for inflation just yet. Mortgage refinancing activity and a robust U.S. job market tend to put more monthly income in consumers' pockets, income that has generally been spent more than invested. Also, at least some of the absence of inflation this past winter can be attributed to a drop in oil prices and an exceptionally mild winter, factors unlikely to be repeated in the coming months.

     Given the fact that the U.S. has enjoyed nearly eight consecutive years of economic growth, we remain cautious for the balance of fiscal 1998. In the report that follows, Mr. Simenstad outlines the Fund's approach and provides an outlook for the coming months.

     We thank you for your commitment to Delaware Investments.

Sincerely,

/S/WAYNE A. STORK
WAYNE A. STORK
Chairman

/S/JEFFREY J. NICK
JEFFREY J. NICK
President and Chief Executive Officer

for current
  income
    4

PERFORMANCE REVIEW

WE CONCENTRATED ON MAXIMIZING U.S. Government Securities Fund's income stream during the first half of fiscal 1998 by investing just over half of your Fund's net assets in Government National Mortgage Association Bonds (GNMAs).

     Complementing your Fund's portfolio were U.S. Treasury bonds, which allowed us to strike a balance between income and safety of principal. Both GNMAs and Treasuries are backed by the full faith and credit of the U.S. government. Thus, the average credit quality of your Fund's holdings is the highest available.

     GNMA securities generally yield more than Treasuries of comparable maturity. When interest rates fall, GNMAs carry the risk that homeowners will refinance their mortgages, requiring bondholders like us to reinvest principal at current rates, which could be lower than when the mortgage pool was issued. Such was the case during this past winter and spring. Your Fund sought to mitigate refinancing risk by investing in:

(bullet) Mortgages that penalize the borrower for paying off a loan ahead of schedule; and,

(bullet) Discount mortgages - mortgages issued when interest rates were lower. Discount mortgages have interest rates lower than current rates, so there's no incentive for homeowners to refinance.

WE INVEST IN LONG-TERM BONDS FOR HIGHER SUPERIOR INCOME POTENTIAL AND SHORT-TERM BONDS TO HELP MAINTAIN STABILITY OF PRINCIPAL. WE BELIEVE A BARBELL APPROACH CAN GENERATE SUPERIOR INCOME WHILE PROVIDING US WITH ADDED PORTFOLIO FLEXIBILITY.

     Since autumn, we have lowered U.S. Government Securities Fund's duration by almost a year to 4.9 years as of April 30, 1998. We believed this defensive posture could help preserve principal in the event of higher interest rates. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond's price given a 1% change in interest rates.


[GRAPHIC OMITTED: PIE CHART OF PORTFOLIO HIGHLIGHTS AND ASSET
ALLOCATION]

PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
APRIL 30, 1998

Treasuries - 30.5%
Cash       -  5.0%
GNMA       - 55.5%

                                             APRIL 30,     OCTOBER 31,
                                               1998            1997

Average Effective Duration                  4.9 years       5.8 years
Average Effective Maturity                  8.8 years       9.1 years
Average Quality                                 AAA            AAA
Thirty-Day Current SEC Yield*                   5.21%          5.32%
Number of Bonds                                  26             39

*For Class A shares measured according to the Securities and Exchange Commission guidelines. For B and C Class shares, the 30-day SEC current yields as of April 30, 1998, were 4.74% and 4.75%. Institutional Class yield was 5.51%.

for current
  income
    5

     The Fund's average effective maturity was 8.8 years at mid-year, a slight decrease from the beginning of the 1998 fiscal year. Actually, few securities in the Fund's portfolio have an intermediate maturity. Rather, the Fund is "barbelled." That is, we tend to invest at both ends of the maturity spectrum rather than in the middle. We invest in long-term bonds for their higher income potential and short-term bonds to help maintain stability of principal. We believe a barbell approach can generate superior income while providing us with added portfolio flexibility.

     Because we anticipated a rise in interest rates, this past winter we sold most of the portfolio's position in STRIP (Separate Trading of Registered Interest or Principal of Securities) securities, which had represented about 5% of the Fund's net assets back in October. STRIPs are U.S. Treasuries in which the coupon is separated from the principal, leaving two separate securities.

     STRIPs generally perform better than traditional Treasury bonds in a declining interest rate environment. STRIPs lock in a particular yield that becomes more attractive the more rates fall. However, they also decline in value faster when interest rates rise.

     Your Fund's average coupon at fiscal mid-year was 6.50%, some 76 basis points lower (0.76%) than in October. This reflected an increase in mortgage prepayment activity as well as our defensive view. A higher coupon, while increasing the Fund's yield, is more likely to erode principal over time - especially during a period of potentially higher interest rates.


[GRAPHIC OMITTED: WORM CHART INFLATION AND MORTGAGE RATES HAVE FALLEN SHARPLY SINCE 1997]

WORM CHART INFLATION AND MORTGAGE RATES HAVE FALLEN SHARPLY SINCE 1997

            FANNIE MAE
         60-DAY MORTGAGE  U.S. CONSUMER
         COMMITMENT RATES  PRICE INDEX
4/97          2.5%           8.19%
5/97          2.2            8.04
6/97          2.3            7.82
7/97          2.2            7.44
8/97          2.2            7.70
9/97          2.2            7.49
10/97         2.1            7.34
11/97         1.8            7.32
12/97         1.7            7.22
1/98          1.6            7.03
2/98          1.4            7.16
3/98          1.4            7.16
4/98          1.4            7.16

Source: Bloomberg Business News

for current
  income
    6

OUTLOOK

We believe we have positioned U.S. Government Securities Fund's portfolio to provide attractive income potential and stability of principal for the remainder of the 1998 fiscal year.

     In our opinion, interest rates are more likely to move up than down during the coming months. Although the Federal Reserve Board hasn't raised its short-term interest rate target since the spring of 1997, some Fed officials reportedly favor modestly higher rates as a preemptive strike against inflation.

     Some investors currently believe economic weakness in many Pacific Rim countries can help reduce U.S. inflation in 1998. Prices of goods exported to our shores from Asia have been falling, thanks in part to the increased value of the U.S. dollar compared to currencies such as the Japanese yen. This in turn may make it difficult for domestic competitors to raise prices on goods such as cars and computers.

IN OUR OPINION, INTEREST RATES ARE MORE LIKELY TO MOVE UP THAN DOWN DURING THE COMING MONTHS.

     However, in our view, this trend is likely to be temporary. We're concerned that consumer optimism is at near record levels and businesses are having trouble finding qualified workers. Low prices on some goods may have the effect of spurring additional consumer and business demand that may be inflationary down the road.

     We intend to keep a watchful eye on consumer and producer price movements to gauge their potential effects on markets, monetary policy and your Fund's performance for the remainder of the year.

MARK L. SIMENSTAD
Senior Portfolio Manager
May 5, 1998



GLOSSARY

[GRAPHIC OMITTED: INSET BACKROUND SQUARE & PHOTO OF COMPUTER KEYBOARD]

CONSUMER PRICE INDEX (CPI)
The U.S. government's measure of prices of retail goods, including food, transportation, shelter, utilities, clothing, medical care and entertainment. The index is widely used as a measure of inflation.

COUPON
Interest rate on a bond which the issuer promises to pay the holder until maturity, expressed as an annual percentage of the bond's face value. For instance, a bond with a 10% coupon will pay $10 for every $100 of face amount per year.

DURATION
The most common measure of a bond's sensitivity to interest rates. It indicates the approximate change in a bond's price given a 1% movement in interest rates.

GROSS DOMESTIC PRODUCT (GDP)
Market value of the goods and services produced in the U.S., as reported quarterly by the U.S. Department of Commerce. GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

for current
  income
    7

[GRAPHIC OMITTED: VERTICAL BAR CHART U.S. GOVERNMENT SECURITIES FUND PROVIDING HIGH INCOME SINCE 1987]

U.S. GOVERNMENT SECURITIES FUND:
PROVIDING HIGH INCOME SINCE 1987

INCOME FROM A $100,000 INVESTMENT SINCE INCEPTION

April 1988                      $3,588
April 1989                      $9,034
April 1990                      $9,669
April 1991                     $10,795
April 1992                     $12,222
April 1993                     $12,408
April 1994                     $12,950
April 1995                     $11,299
April 1996                     $11,435
April 1997                     $12,455
April 1998                     $12,431

Chart assumes a $100,000 investment on November 2, 1987, in Class A shares, and includes the effect of a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to other charges and expenses. Past performance does not guarantee future results.


U.S. GOVERNMENT SECURITIES FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1998

                           LIFETIME  TEN YEARS  FIVE YEARS  ONE YEAR
Class A (Est. 11/2/87)
  Excluding Sales Charge   +8.80%     +8.79%      +6.21%    +10.62%
  Including Sales Charge   +8.30%     +8.26%      +5.18%     +5.34%

Class B (Est. 6/7/94)
  Excluding Sales Charge   +7.05%                            +9.78%
  Including Sales Charge   +6.41%                            +5.78%

Class C (Est.1/10/95)
  Excluding Sales Charge   +9.16%                            +9.70%
  Including Sales Charge   +9.16%                            +8.70%

ALL PERFORMANCE INCLUDES REINVESTMENT OF DISTRIBUTIONS AND APPLICABLE SALES CHARGE AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR CLASS B AND C SHARES EXCLUDING SALES CHARGE ASSUMES EITHER THE INVESTMENT WAS NOT REDEEMED OR THAT CONTINGENT SALES CHARGES DID NOT APPLY. RETURNS REFLECT A VOLUNTARY EXPENSE LIMITATION IN EFFECT AT THE TIME. RETURNS WOULD HAVE BEEN LOWER WITHOUT THE LIMITATION.

CLASS A shares have a 4.75% maximum sales charge and a 12b-1 fee.
CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
CLASS C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods and the six-month cumulative total return through 4/30/98 for U.S. Government Securities Fund's Institutional Class were +7.76%, +10.52% and +3.06%. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.




8 for current income

FINANCIAL STATEMENTS

VOYAGEUR FUNDS, INC.
DELAWARE - VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
STATEMENT OF NET ASSETS
APRIL 30, 1998 (UNAUDITED)

                                                             PRINCIPAL        MARKET
                                                               AMOUNT          VALUE
  GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION OBLIGATIONS - 55.51%
  GNMA 6.50% 1/15/13                                         $2,025,211      $2,042,299
  GNMA 6.50% 2/15/13                                          1,791,859       1,806,978
  GNMA 6.50% 2/15/13                                          1,100,367       1,109,652
  GNMA 6.50% 3/15/26                                          2,305,777       2,294,248
  GNMA 6.50% 3/15/26                                         10,400,318      10,345,066
  GNMA 6.50% 1/15/28                                         21,010,986      20,833,706
  GNMA 7.00% 9/15/25                                          1,783,397       1,814,606
  GNMA 7.00% 3/15/26                                          1,829,413       1,859,712
  GNMA 7.00% 10/15/27                                           493,154         501,168
  GNMA 7.00% 1/15/28                                          6,068,572       6,146,326
  GNMA 8.00% 1/15/17                                             25,488          26,834
  GNMA 10.00% 3/15/16                                            27,944          30,729
  GNMA II 10.00% 12/20/02                                        34,855          36,783
                                                                           ------------
  TOTAL GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION OBLIGATIONS
    (COST $48,210,403)                                                       48,848,107
                                                                           ------------

  U.S. TREASURY OBLIGATIONS - 39.54%
  U.S. Treasury Bonds 6.25% 8/15/23                             120,000         123,389
  U.S. Treasury Bonds 7.25% 5/15/16                           1,730,000       1,966,266
  U.S. Treasury Bonds 7.50% 11/15/16                          8,250,000       9,602,422
  U.S. Treasury Bonds 7.875% 2/15/21                          1,335,000       1,633,973
  US Treasury Notes 5.50% 3/31/00                             4,250,000       4,244,431
  U.S. Treasury Notes 6.125% 8/15/07                          2,000,000       2,053,180
  U.S. Treasury Notes 6.125% 12/31/01                         2,000,000       2,030,860
  U.S. Treasury Notes 6.125% 7/31/00                          2,650,000       2,679,283
  U.S. Treasury Notes 6.375% 5/15/00                          1,195,000       1,213,032
  U.S. Treasury Notes 6.50% 8/31/01                           4,650,000       4,769,505
  U.S. Treasury Notes 6.625% 4/30/02                          3,000,000       3,101,190
* U.S. Treasury Strip - Principal 5.23% 11/15/04              2,000,000       1,381,400
                                                                           ------------
  TOTAL U.S. TREASURY OBLIGATIONS
    (COST $34,923,381)                                                       34,798,931
                                                                           ------------

  TOTAL MARKET VALUE OF SECURITIES OWNED - 95.05%
    (COST $83,133,784)                                                      $83,647,038
  RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 4.95%                     4,358,491
                                                                           ------------
  NET ASSETS APPLICABLE TO 8,280,474 SHARES
    ($0.01 PAR VALUE) OUTSTANDING                                           $88,005,529
                                                                           ============
-------------
* Zero coupon security. The interest rate disclosed is the effective yield as of the date of acquisition.

  NET ASSET VALUE - U.S. GOVERNMENT SECURITIES FUND A CLASS
    ($49,753,710 / 4,682,458 SHARES)                                             $10.63
                                                                                =======

  NET ASSET VALUE - U.S. GOVERNMENT SECURITIES FUND B CLASS
    ($2,730,601 / 256,635 SHARES)                                                $10.64
                                                                                =======

  NET ASSET VALUE - U.S. GOVERNMENT SECURITIES FUND C CLASS
    ($164,188 / 15,463 SHARES)                                                   $10.62
                                                                                =======

  NET ASSET VALUE - U.S. GOVERNMENT SECURITIES FUND
    INSTITUTIONAL CLASS ($35,357,030 / 3,325,918 SHARES)                         $10.63
                                                                                =======


  COMPONENTS OF NET ASSETS AT APRIL 30, 1998:
  Common stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to the
    U.S. Government Securities Fund A Class,1,000,000,000 shares allocated to the U.S. Government Securities Fund B Class,
    1,000,000,000 shares allocated to the U.S. Government
    Securities Fund C Class, 1,000,000,000 shares allocated
    to the U.S. Government Securities Fund Institutional Class              $89,565,515
  Distributions in excess of net investment income                                 (181)
  Accumulated net realized loss on investments                               (2,073,059)
  Net unrealized appreciation on investments                                    513,254
                                                                          -------------
  Total Net Assets                                                          $88,005,529
                                                                          =============

  NET ASSET VALUE AND OFFERING PRICE FOR U.S. GOVERNMENT
    SECURITIES FUND A CLASS
  Net asset value per share (A)                                                  $10.63
  Sales charge (4.75% of offering price or 4.99% of
    amount invested per share) (B)                                                 0.53
                                                                                -------
  Offering price                                                                 $11.16
                                                                                =======
  -----------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See How To Buy Shares in the current Prospectus for purchases of $100,000 or more for U.S. Government Fund Class A.

See accompanying notes


for current income 9

VOYAGEUR FUNDS, INC.
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)

ASSETS:
Investments in securities at market
  (cost $83,133,784)                             $83,647,038
Cash                                                  53,733
Dividends and interest receivable                    847,266
Subscriptions receivable                             340,732
Receivable for securities sold                     3,622,104
Other assets                                          34,716
                                                ------------
Total assets                                      88,545,589
                                                ------------
LIABILITIES:
Liquidations payable                                 223,707
Other accounts payable and accrued expenses          316,353
                                                ------------
Total liabilities                                    540,060
                                                ------------
TOTAL NET ASSETS                                 $88,005,529
                                                ============
See accompanying notes





VOYAGEUR FUNDS, INC.
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                        $2,967,976
EXPENSES:
Management fees                                    $234,899
Distribution expense                                126,463
Dividend disbursing and transfer agent fees
  and expenses                                       33,821
Reports and statements to shareholders               28,425
Accounting and administration                        28,005
Taxes (other than taxes on income)                   20,224
Registration fees                                    13,748
Professional fees                                     6,202
Custodian fees                                        5,525
Directors' fees                                       3,474
Other                                                14,043
                                               ------------
                                                    514,829
Less expenses waived or absorbed                    (38,604)       476,225
                                               ------------   ------------

NET INVESTMENT INCOME                                            2,491,751
                                                              ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain from investment transactions                   1,453,974
Net change in unrealized appreciation/depreciation
  on investments                                                (1,120,647)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                   333,327
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                               $2,825,078
                                                              ============

See accompanying notes







10 for current income

VOYAGEUR FUNDS, INC.
DELAWARE - VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS ENDED    YEAR
                                                        4/30/98         ENDED
                                                      (UNAUDITED)     10/31/97
                                                      ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                   $2,491,751    $6,582,050
Net realized gain from investment transactions           1,453,974     3,015,506
Net change in unrealized appreciation/depreciation
on investments                                          (1,120,647)     (621,669)
                                                      ------------  ------------
Net increase in net assets resulting from operations     2,825,078     8,975,887
                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  A Class                                               (1,395,556)   (3,691,516)
  B Class                                                  (57,839)     (117,294)
  C Class                                                   (3,269)      (10,330)
  Institutional Class                                   (1,117,272)   (2,898,335)
                                                      ------------  ------------
                                                        (2,573,936)   (6,717,475)
                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class                                                2,021,033     7,487,475
  B Class                                                  631,918       593,541
  C Class                                                   36,286         5,505
  Institutional Class                                    6,901,595    13,306,849
Net asset value of shares issued upon reinvestment
  of dividends from net investment income:
  A Class                                                  971,654     2,596,190
  B Class                                                   36,920        57,169
  C Class                                                      625         4,390
  Institutional Class                                      887,550     2,237,082
                                                      ------------  ------------
                                                        11,487,581    26,288,201
                                                      ------------  ------------
Cost of shares repurchased:
  A Class                                               (5,582,730)  (24,625,528)
  B Class                                                 (200,666)     (574,860)
  C Class                                                  (10,863)     (109,450)
  Institutional Class                                  (18,135,400)  (20,996,519)
                                                      ------------  ------------
                                                       (23,929,659)  (46,306,357)
                                                      ------------  ------------
Decrease in net assets derived from capital
share transactions                                     (12,442,078)  (20,018,156)
                                                      ------------  ------------

NET DECREASE IN NET ASSETS                             (12,190,936)  (17,759,744)

NET ASSETS:
Beginning of period                                    100,196,465   117,956,209
                                                      ------------  ------------
End of period                                          $88,005,529  $100,196,465
                                                      ============  ============

See accompanying notes





for current income 11

VOYAGEUR FUNDS, INC.
DELAWARE - VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            U.S. GOVERNMENT SECURITIES FUND CLASS A
                                                            ----------------------------------------
                                                            SIX MONTHS  YEAR    FOUR MONTH  YEAR
                                                              ENDED     ENDED     ENDED     ENDED
                                                             4/30/98  10/31/971 10/31/962  6/30/96
                                                           (UNAUDITED)
Net asset value, beginning of period                          $10.600   $10.370   $10.160   $10.370

Income from investment operations:
  Net investment income                                         0.276     0.590     0.210     0.630
  Net realized and unrealized gain (loss) from investments      0.039     0.230     0.210    (0.230)
                                                              -------   -------   -------   -------
  Net increase (decrease) in net assets from investment
    operations                                                  0.315     0.820     0.420     0.400
                                                              -------   -------   -------   -------

Less dividends and distributions:
  Dividends from net investment income                         (0.285)   (0.590)   (0.210)   (0.610)
  Distributions from net realized gain on security
    transactions                                                   --        --        --        --
                                                              -------   -------   -------   -------
  Total dividends and distributions                            (0.285)   (0.590)   (0.210)   (0.610)
                                                              -------   -------   -------   -------

Net asset value, end of period                                $10.630   $10.600   $10.370   $10.160
                                                              =======   =======   =======   =======

Total Return3                                                   3.06%     8.39%     4.18%     3.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                     $49,805   $52,213   $65,516   $68,442
  Ratio of expenses to average net assets                       0.96%     0.96%     0.98%4    0.97%4
  Ratio of expenses to average net assets prior to expense
    limitation                                                  1.00%     1.15%     0.98%     0.97%
  Ratio of net investment income to average net assets          5.37%     6.14%     6.03%     6.07%
  Ratio of net investment income to average net assets
    prior to expense limitation                                 5.33%     6.32%     6.03%     6.07%
  Portfolio turnover                                             263%      205%       66%      145%

                                                              U.S. GOVERNMENT SECURITIES
                                                                     FUND CLASS A
                                                             ------------------------------
                                                               YEAR      YEAR      YEAR
                                                               ENDED     ENDED     ENDED
                                                              6/30/95   6/30/94   6/30/93
Net asset value, beginning of period                           $9.760   $10.990   $10.460

Income from investment operations:
  Net investment income                                         0.620     0.550     0.610
  Net realized and unrealized gain (loss) from investments      0.630    (0.940)    0.830
                                                              -------   -------   -------
  Net increase (decrease) in net assets from
    investment operations                                       1.250    (0.390)    1.440
                                                              -------   -------   -------

Less dividends and distributions:
  Dividends from net investment income                         (0.620)   (0.550)   (0.610)
  Distributions from net realized gain on security
    transactions                                               (0.020)   (0.290)   (0.300)
                                                              -------   -------   -------
  Total dividends and distributions                            (0.640)   (0.840)   (0.910)
                                                              -------   -------   -------

Net asset value, end of period                                $10.370    $9.760   $10.990
                                                              =======   =======   =======

Total Return3                                                  13.45%    (3.95%)   14.25%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                     $75,886   $84,660  $112,604
  Ratio of expenses to average net assets                       0.95%     0.96%     1.10%
  Ratio of expenses to average net assets prior to
    expense limitation                                          0.95%     0.96%     1.14%
  Ratio of net investment income to average net assets          6.38%     5.10%     5.61%
  Ratio of net investment income to average net assets
    prior to expense limitation                                 6.38%     5.10%     5.57%
  Portfolio turnover                                             144%      124%      175%
-------------------
1 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.

2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31, ratios have been annualized.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than
  12 months have not been annualized.

4 Beginning in the year ended June 30, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.





12 for current income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      U.S. GOVERNMENT SECURITIES
                                                                              FUND CLASS B
                                                                    ------------------------------
                                                                      SIX MONTHS  YEAR    FOUR MONTHS
                                                                        ENDED     ENDED     ENDED
                                                                       4/30/98  10/31/971 10/31/962
                                                                     (UNAUDITED)
Net asset value, beginning of period                                   $10.610   $10.380   $10.170

Income from investment operations:
  Net investment income                                                  0.239     0.510     0.180
  Net realized and unrealized gain (loss) from investments               0.037     0.230     0.210
                                                                       -------   -------   -------
  Net increase (decrease) in net assets from investment operations       0.276     0.740     0.390
                                                                       -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income                                  (0.247)   (0.510)   (0.180)
  Distributions from net realized gain on security transactions             --        --        --
                                                                       -------   -------   -------
Total dividends and distributions                                       (0.247)   (0.510)   (0.180)
                                                                       -------   -------   -------

Net asset value, end of period                                         $10.640   $10.610   $10.380
                                                                       =======   =======   =======

Total Return4                                                            2.68%     7.57%     3.91%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                               $2,733    $2,256    $2,139
  Ratio of expenses to average net assets                                1.71%     1.62%     1.73%5
  Ratio of expenses to average net assets prior to expense limitation    1.75%     1.80%     1.73%
  Ratio of net investment income to average net assets                   4.62%     4.86%     5.24%
  Ratio of net investment income to average net assets
    prior  to expense limitation                                         4.58%     5.04%     5.24%
  Portfolio turnover                                                      263%      205%       66%

                                                                        U.S. GOVERNMENT SECURITIES
                                                                              FUND CLASS B
                                                                     ------------------------------
                                                                       YEAR      YEAR     6/7/943
                                                                       ENDED     ENDED       TO
                                                                      6/30/96   6/30/95   6/30/94
Net asset value, beginning of period                                   $10.380    $9.750   $10.050

Income from investment operations:
  Net investment income                                                  0.570     0.560     0.010
  Net realized and unrealized gain (loss) from investments              (0.230)    0.650    (0.280)
                                                                       -------   -------   -------
  Net increase (decrease) in net assets from investment operations       0.340     1.210    (0.270)
                                                                       -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income                                  (0.550)   (0.560)   (0.010)
  Distributions from net realized gain on security transactions             --    (0.020)   (0.020)
                                                                       -------   -------   -------
Total dividends and distributions                                       (0.550)   (0.580)   (0.030)
                                                                       -------   -------   -------

Net asset value, end of period                                         $10.170   $10.380    $9.750
                                                                       =======   =======   =======

Total Return4                                                            3.32%    12.90%    (2.68%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                               $1,780      $139       $24
  Ratio of expenses to average net assets                                1.46%5    1.54%     0.30%6
  Ratio of expenses to average net assets prior to expense limitation    1.63%     1.69%     0.30%6
  Ratio of net investment income to average net assets                   5.55%     5.56%     0.11%6
  Ratio of net investment income to average net assets
    prior  to expense limitation                                         5.38%     5.41%     0.11%6
  Portfolio turnover                                                      145%      144%      124%
-----------------
1 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.

2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31, ratios have been annualized.

3 Commencement of operations

4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than
  12 months have not been annualized.

5 Beginning in the year ended June 30, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.

6 Ratios presented for the period from June 7, 1994, to June 30, 1994, are not annualized as they are not indicative of anticipated annual results.





for current income 13

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      U.S. GOVERNMENT SECURITIES
                                                                             FUND CLASS C
                                                                     ------------------------------
                                                                     SIX MONTHS  YEAR    FOUR MONTHS
                                                                       ENDED     ENDED     ENDED
                                                                      4/30/98  10/31/97   10/31/96
                                                                     (UNAUDITED)
Net asset value, beginning of period                                   $10.590   $10.360   $10.150
Income from investment operations:
  Net investment income                                                  0.239     0.510     0.180
  Net realized and unrealized gain (loss) from investments               0.038     0.230     0.210
                                                                       -------   -------   -------
  Net increase in net assets from investment operations                  0.277     0.740     0.390
                                                                       -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income                                  (0.247)   (0.510)   (0.180)
  Distributions from net realized gain on security transactions             --        --        --
                                                                       -------   -------   -------
  Total dividends and distributions                                     (0.247)   (0.510)   (0.180)
                                                                       -------   -------   -------
Net asset value, end of period                                         $10.620   $10.590   $10.360
                                                                       =======   =======   =======
Total Return4                                                            2.68%     7.59%     3.92%
Ratios and supplemental data:
  Net assets, end of period (000 omitted)                                 $164      $138      $234
  Ratio of expenses to average net assets                                1.71%     1.94%     1.73%5
  Ratio of expenses to average net assets prior to expense limitation    1.75%     2.13%     1.73%
  Ratio of net investment income to average net assets                   4.62%     6.03%     5.26%
  Ratio of net investment income to average net assets
    prior to expense limitation                                          4.58%     6.22%     5.26%
  Portfolio turnover                                                      263%      205%       66%


                                                                      U.S. Government Securities
                                                                            Fund Class C
                                                                        --------------------
                                                                          Year     1/10/953
                                                                          Ended       to
                                                                         6/30/96   6/30/95
Net asset value, beginning of period                                      $10.360    $9.480
Income from investment operations:
  Net investment income                                                     0.550     0.270
  Net realized and unrealized gain (loss) from investments                 (0.230)    0.880
                                                                          -------   -------
  Net increase in net assets from investment operations                     0.320     1.150
                                                                          -------   -------
Less dividends and distributions:
  Dividends from net investment income                                     (0.530)   (0.270)
  Distributions from net realized gain on security transactions                --        --
                                                                          -------   -------
  Total dividends and distributions                                        (0.530)   (0.270)
                                                                          -------   -------
Net asset value, end of period                                            $10.150   $10.360
                                                                          =======   =======
Total Return4                                                               3.11%    12.73%
Ratios and supplemental data:
  Net assets, end of period (000 omitted)                                    $224      $221
  Ratio of expenses to average net assets                                   1.70%5    1.62%
  Ratio of expenses to average net assets prior to expense limitation       1.70%     1.65%
  Ratio of net investment income to average net assets                      5.33%     5.10%
  Ratio of net investment income to average net assets
    prior to expense limitation                                             5.33%     5.07%
  Portfolio turnover                                                         145%      144%
-------------------
1 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.

2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31, ratios have been annualized.

3 Commencement of operations

4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than
  12 months have not been annualized.

5 Beginning in the year ended June 30, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.





14 for current income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      U.S. GOVERNMENT SECURITIES
                                                                       FUND INSTITUTIONAL CLASS
                                                                     ------------------------------
                                                                     SIX MONTHS  YEAR    FOUR MONTHS
                                                                       ENDED     ENDED     ENDED
                                                                      4/30/98  10/31/971 10/31/962
                                                                     (UNAUDITED)
Net asset value, beginning of period                                   $10.600   $10.370   $10.160
Income from investment operations:
  Net investment income                                                  0.277     0.590     0.210
  Net realized and unrealized gain (loss) from investments               0.038     0.230     0.210
                                                                       -------   -------   -------
  Net increase (decrease) in net assets from investment operations       0.315     0.820     0.420
                                                                       -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income                                  (0.285)   (0.590)   (0.210)
  Distributions from net realized gain on security transactions             --        --        --
                                                                       -------   -------   -------
  Total dividends and distributions                                     (0.285)   (0.590)   (0.210)
                                                                       -------   -------   -------
Net asset value, end of period                                         $10.630   $10.600   $10.370
                                                                       =======   =======   =======
Total Return4                                                            3.06%     8.40%     4.17%
Ratios and supplemental data:
  Net assets, end of period (000 omitted)                              $35,393   $45,589   $50,066
  Ratio of expenses to average net assets6                               0.96%     0.90%     0.99%5
  Ratio of expenses to average net assets prior to expense limitation    1.00%     1.08%     0.99%
  Ratio of net investment income to average net assets                   5.37%     5.78%     6.00%
  Ratio of net investment income to average net assets
    prior to expense limitation                                          5.33%     5.96%     6.00%
  Portfolio turnover                                                      263%      205%       66%

                                                                       U.S. GOVERNMENT SECURITIES
                                                                        FUND INSTITUTIONAL CLASS
                                                                     ------------------------------
                                                                       YEAR      YEAR     6/7/943
                                                                       ENDED     ENDED       TO
                                                                      6/30/96   6/30/95   6/30/94
Net asset value, beginning of period                                   $10.370    $9.750   $10.050
Income from investment operations:
  Net investment income                                                  0.630     0.620     0.010
  Net realized and unrealized gain (loss) from investments              (0.230)    0.640    (0.280)
                                                                       -------   -------   -------
  Net increase (decrease) in net assets from investment operations       0.400     1.260    (0.270)
                                                                       -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income                                  (0.610)   (0.620)   (0.010)
  Distributions from net realized gain on security transactions             --    (0.020)   (0.020)
                                                                       -------   -------   -------
  Total dividends and distributions                                     (0.610)   (0.640)   (0.030)
                                                                       -------   -------   -------
Net asset value, end of period                                         $10.160   $10.370    $9.750
                                                                       =======   =======   =======
Total Return4                                                            3.88%    13.57%    (2.64%)
Ratios and supplemental data:
  Net assets, end of period (000 omitted)                              $41,688   $54,445   $49,898
  Ratio of expenses to average net assets6                               0.97%5    0.94%     0.25%6
  Ratio of expenses to average net assets prior to expense limitation    0.97%     0.94%     0.25%6
  Ratio of net investment income to average net assets                   6.07%     6.39%     0.16%6
  Ratio of net investment income to average net assets
    prior to expense limitation                                          6.07%     6.39%     0.16%6
  Portfolio turnover                                                      145%      144%      124%
------------------------
1 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.

2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31, ratios have been annualized.

3 Commencement of operations

4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for the periods October
  31, 1996, and June 30, 1994, have not been annualized.

5 Beginning in the year ended June 30, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.

6 Ratios presented for the period from June 7, 1994, to June 30, 1994, are not annualized as they are not indicative of anticipated annual results.




VOYAGEUR FUNDS, INC.
DELAWARE - VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998
(UNAUDITED)

Voyageur Funds Inc. - Delaware - Voyageur U.S. Government Securities Fund ("The Fund"), formerly Voyageur U.S. Government Securities Fund, is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and currently offers four classes of shares. The U.S. Government Securities Fund A Class carries a front-end sales charge of 4.75%. The U.S. Government Securities Fund B Class carries a back-end deferred sales charge, U.S. Government Securities Fund C Class carries a level load deferred sales charge and U.S. Government Institutional Class has no sales charge.

The Fund seeks high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

1. FUND REORGANIZATION
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC would acquire DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment advisor to the Fund, Delaware Distributors, L.P. ("DDLP") became the distributor for the Fund, Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

for current income 15

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

OTHER - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays DMC, the Investment Manager of the Fund, an annual fee, which is calculated daily at the rate of 0.50% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At April 30, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $28,978.

DMC has entered into a sub-advisory agreement with Voyageur Asset
Management Inc., with respect to the management of the U.S. Government Securities Fund. The sub-advisor receives a sub-advisory fee from DMC for their services. The U.S. Government Securities Fund does not pay any fees to the sub-advisor.

DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, exceed 1.00% of the Fund's average daily net assets attributable to Class A and Institutional Class shares and 1.75% of the Fund's average daily net assets attributable to Class B and Class C shares of the Fund through October 31, 1998. In addition, DMC may voluntarily absorb other Fund expenses. Total expenses absorbed by DMC for the six month period ended April 30, 1998 were $38,604.

The Fund has engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent, and accounting services agent for the Fund. During the six month period ended April 30, 1998, the Fund expensed $33,821 for dividend disbursing and transfer agent services and $28,005 for accounting services. At April 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC for $12,713.

Pursuant to the Distribution Agreement, the Fund pays DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to Class A and Institutional Class shares and 1.00% of the average daily net assets attributable to Class B and Class C shares.

For the six month period ended April 30, 1998, DDLP earned $4,297 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are not compensated by the Fund.





4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                         SIX MONTHS ENDED        YEAR
                                              4/30/98           ENDED
                                            (UNAUDITED)        10/31/97
                                           ------------     -----------
Shares sold:
     A Class                                  189,781           726,443
     B Class                                   59,368            56,888
     C Class                                    3,409               527
     Institutional Class                      648,357         1,286,857

Shares issued upon reinvestment of
     dividends from net investment income:
     A Class                                   91,136           251,626
     B Class                                    3,458             5,528
     C Class                                       59               427
     Institutional Class                       83,209           216,860
                                           ----------        ----------
                                            1,078,777         2,545,156
                                           ----------        ----------

Shares repurchased:
     A Class                                 (524,682)       (2,371,057)
     B Class                                  (18,847)          (55,886)
     C Class                                   (1,027)          (10,563)
     Institutional Class                   (1,705,137)       (2,030,915)
                                           ----------        ----------
                                           (2,249,693)       (4,468,421)
                                           ----------        ----------
Net Decrease                               (1,170,916)       (1,923,265)
                                           ==========        ==========




5. INVESTMENTS
During the six month period ended April 30, 1998, the Fund made purchases of $119,527,992 and sales of $138,060,168 of long term U.S. government securities.

At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $83,148,251.

At April 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $498,787 of which $737,161 related to unrealized appreciation of securities and $238,374 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1997 of $3,439,992 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in the years 2002 through 2003.

6. CREDIT AND MARKET RISK
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.



THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF U.S. GOVERNMENT SECURITIES FUND SHAREHOLDERS, BUT IT MAY BE USED with prospective investors when preceded or accompanied by a current Prospectus for U.S. Government Securities Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


INVESTMENT MANAGER
Delaware Management Company
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SUBADVISER
Voyageur Asset Management, L.L.C.
Minneapolis, Minn.

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682


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For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.

(copyright) Delaware Distributors, L.P.



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               Philadelphia * London]

Printed in the USA
on recycled paper

SA-404 [4/98] PP6/98
(772)